[accounting firm letterhead]

Exhibit 23.1




                        INDEPENDENT ACCOUNTANTS' CONSENT




     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of RENEGADE VENTURE (NEV.) CORPORATION, and any amendments thereto, and in any related Prospectus, of our auditor's report dated January 12, 2000 accompanying the financial statements of RENEGADE VENTURE (NEV.) CORPORATION included in their annual report on Form 10-KSB.

                                              /s/ Brian S. Wilcomb, CPA, PC
                                              -----------------------------
                                              Brian S. Wilcomb, CPA, PC

Louisville, Colorado
March 22, 2000